UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 2, 2016

Date of Report (date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, on June 2, 2016, the stockholders of salesforce.com, inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (i) to remove the words “only for cause” in Article Sixth, Section C to confirm that any members of the Company’s Board of Directors (the “Board”) may be removed with or without cause, and (ii) to make other conforming changes consistent with the declassification of the Board that was completed at the Company’s 2015 annual meeting of stockholders. The Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on June 3, 2016.

The foregoing description is qualified in its entirety by the full text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2016 Annual Meeting of Stockholders on June 2, 2016 (the “Meeting”). The proposals considered at the Meeting are described in detail in the Company’s 2016 Proxy Statement. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below:

1.	Elect the following twelve directors, to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	571,050,747	8,948,639	1,425,568	44,031,777
Keith Block	568,523,828	12,754,485	146,641	44,031,777
Craig Conway	511,611,833	65,174,662	4,638,459	44,031,777
Alan Hassenfeld	573,043,066	8,225,037	156,851	44,031,777
Neelie Kroes	579,055,220	2,171,564	198,170	44,031,777
Colin Powell	577,630,321	3,654,028	140,605	44,031,777
Sanford Robertson	569,858,447	11,374,324	192,183	44,031,777
John V. Roos	552,665,465	24,070,983	4,688,506	44,031,777
Lawrence Tomlinson	571,467,490	9,800,693	156,771	44,031,777
Robin Washington	575,932,490	5,299,652	192,812	44,031,777
Maynard Webb	513,299,017	63,414,959	4,710,978	44,031,777
Susan Wojcicki	578,767,362	2,467,190	190,402	44,031,777

2.	Approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to clarify provisions related to the removal of directors:

For	Against	Abstain	Broker Non-Votes
623,152,088	2,076,718	227,925	0

3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for the fiscal year ending January 31, 2017:

For	Against	Abstain	Broker Non-Votes
575,458,109	49,871,459	127,163	0

4.	Approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s 2016 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
349,830,261	231,285,488	309,205	44,031,777

5.	Stockholder proposal for policy limiting change in control benefits:

For	Against	Abstain	Broker Non-Votes
162,239,495	414,285,589	4,899,870	44,031,777

6.	Stockholder proposal for share retention policy for senior executives:

For	Against	Abstain	Broker Non-Votes
97,463,097	483,497,175	464,682	44,031,777

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of salesforce.com, inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2016	salesforce.com, inc.

/s/ Burke F. Norton
Burke F. Norton Chief Legal Officer & Chief of Corporate and Government Affairs

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of salesforce.com, inc.